UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2020

DELCATH SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16133	06-1245881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, Suite 22C, New York, New York 10019

(Address of principal executive offices, including zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	DCTH	OTC QB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2020, the Compensation Committee of the Board of Delcath Systems, Inc. (the “Company”) approved bonus payments to the Company’s named executive officers (each, an “NEO”) for the year ended December 31, 2019. This bonus compensation information was not included in the Summary Compensation Table included in (i) the Company’s registration statement on Form S-1 (File No. 333-235904), filed with the Securities and Exchange Commission (the “SEC”) on January 13, 2020, as amended on February 7, 2020 (as amended, the “February Registration Statement”), and (ii) the Company’s registration statement on Form S-1 (File No. 333-236100), filed with the SEC on January 27, 2020, (together with the February Registration Statement, the “Registration Statements”), because the amount of the bonuses had not been determined at the time of filing of each the Registration Statement. In accordance with Item 5.02(f), the table below updates the Bonus and Total columns in the Summary Compensation Table for the year ended December 31, 2019 for the NEOs previously set forth in the Registration Statements. No other amounts have changed.

Name and Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Options Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Jennifer K. Simpson, Ph.D.	2019	$466,594	$304,643	$—	$90,706	$—	$—	$861,943
President and Chief Executive Officer	2018	466,594	75,000	—	—	—	—	541,594
Barbra C. Keck, M.B.A.	2019	324,000	176,449	—	64,790	—	—	565,239
Chief Financial Officer and Secretary	2018	324,000	50,000	—	—	—	—	374,000
John Purpura, M.S.	2019	335,000	145,856	—	59,390	—	—	540,246
Executive Vice President, Global Head of Operations	2018	335,000	50,000	—	—	—	—	385,000

(1)

For 2019, Dr. Simpson was paid $393,703, Ms. Keck was paid $274,875 and Mr. Purpura was paid $284,042. For 2018, Dr. Simpson was paid $172,142, Ms. Keck was paid $116,500 and Mr. Purpura was paid $135,669. The balance of their salaries has been accrued.

(2)	For 2018, all bonus amounts have been accrued and not yet paid. For 2019, each NEO was awarded a bonus related to the Private Placements.

(3)

Due to the lack of available shares for issuance under the Company’s 2009 Stock Incentive Plan, the Board of Directors did not grant any long-term equity awards to our named executive officers in 2018 which in no way should create any negative inference concerning the Compensation Committee’s evaluation of their performance.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DELCATH SYSTEMS, INC.

Dated: February 28, 2020	By:	/s/ Barbra Keck
Name: Barbra Keck
Title: Chief Financial Officer